UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 24, 2016

Inotek Pharmaceuticals Corporation

(Exact name of registrant as specified in its charter)

DELAWARE	001-36829	04-3475813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

91 Hartwell Avenue, 2nd Floor Lexington, MA 02421	02421
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (781) 676-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On May 29, 2015, Inotek Pharmaceuticals Corporation (the “Company”) entered into a lease agreement (the “Lease”) by and between the Company and 91 Hartwell Avenue Trust (the “Landlord”) with respect to office facilities within the building that is located at 91 Hartwell Avenue, Lexington, Massachusetts (the “Initial Premises”). On February 24, 2016, the Company and the Landlord entered into an amendment to the Lease (the “Amendment”).

Pursuant to the Amendment, the Company will continue to occupy the Initial Premises, which consists of 11,125 square feet of office space, and will acquire an additional 3,888 square feet of office space (the “Additional Premises”), for a total of 15,013 square feet of office space. Use of the Additional Premises commences on the later of (a) July 1, 2016 and (b) delivery by the Landlord to the Company of the Additional Premises with the Landlord’s Work (as defined in the Amendment) in the Additional Premises having been completed, at which point the “Premises” under the Lease shall include the Additional Premises.

The term for use of the Initial Premises and the Additional Premises shall expire on February 28, 2023 (the “Term”). Pursuant to the Amendment, the Company shall have the right to extend the Term, with respect to either the Initial Premises only, the Additional Premises only, or the Initial Premises and the Additional Premises together, for one (1) period of five (5) years as provided in and on the terms set forth in the Lease.

The Company will pay on a monthly basis a sum equal to one twelfth (1/12th) of the Annual Fixed Rent (as defined in the Amendment) for the Additional Premises, in addition to payments for the Premises as set forth under the Lease.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	First Amendment to Lease by and between Inotek Pharmaceuticals Corporation and 91 Hartwell Avenue Trust, dated as of February 24, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2016	INOTEK PHARMACEUTICALS CORPORATION

	By:	/s/ Dale Ritter
Dale Ritter
Vice President—Finance

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Lease by and between Inotek Pharmaceuticals Corporation and 91 Hartwell Avenue Trust, dated as of February 24, 2016